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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

                                September 5, 2001
                                 Date of Report
                        (Date of earliest event reported)



                         Commission File Number 0-27574

                              POWERCERV CORPORATION
             (Exact name of registrant as specified in its charter)


            FLORIDA                                          59-3350778
 (State or other jurisdiction of                         (I.R.S. Employer
  incorporation or organization)                        Identification No.)



            400 NORTH ASHLEY DRIVE, SUITE 2700, TAMPA, FLORIDA 33602
                    (Address of principal executive offices.)

                                 (813) 226-2600
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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                       INFORMATION INCLUDED IN THIS REPORT

Items 1 through 4, and 6 through 9 are Not Applicable.

Item 5.  Other Events.

         Reference is made to the press release issued to the public by the registrant on September 4, 2001, the text of which is attached hereto as an exhibit, for a description of the events reported pursuant to this Form 8-K.

         99.1     Text of press release dated September 4, 2001.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    POWERCERV CORPORATION
                                    (Registrant)



Date:  September 5, 2001            By: /s/ Marc J. Fratello
                                        ----------------------------------------
                                        Marc J. Fratello
                                        President and CEO



INDEX TO EXHIBITS

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Exhibit Document                                                       Page
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99.1     Text of press release dated September 4, 2001...............   3
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